EXHIBIT 11.4

PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
OF THE UNITED STATES CODE

CERTIFICATION FORM — SECTION 906 OF SARBANES-OXLEY ACT

I, Jacques Leduc, the Chief Financial Officer and Treasurer of Microcell Telecommunications Inc., (the “Company”) certify to the best of my knowledge that (1) the Company’s 20-F Form fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the 20-F Form fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2003

/s/ Jacques Leduc Jacques Leduc